Exhibit 99.1

NEWS RELEASE

MATADOR RESOURCES COMPANY PROVIDES
PERMIAN BASIN OPERATIONAL UPDATE

DALLAS, Texas, July 30, 2014 – Matador Resources Company (NYSE: MTDR) (“Matador” or the “Company”), an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources, with an emphasis on oil and natural gas shale and other unconventional plays and with a current focus on its Eagle Ford operations in South Texas and its Permian Basin operations in Southeast New Mexico and West Texas, today is pleased to announce the 24-hour initial potential test results of two of its most recent wells completed in the Permian Basin – the Norton Schaub #1H well and the Pickard State 20-18-34 #1H well, each of which has been producing less than 30 days. Matador is also pleased to provide an update on its growing leasehold position in the Permian Basin.

24-Hour Initial Potential Test Results

In the Wolf prospect area of Loving County, Texas, the Norton Schaub #1H well flowed 1,026 BOE per day, including 706 Bbl of oil per day and 1,922 Mcf of natural gas per day (69% oil), at 3,000 pounds per square inch (“psi”) surface pressure on a 22/64th inch choke during its 24-hour initial potential test in mid-July 2014. This well was completed in the upper portion of the Wolfcamp formation, the Wolfcamp “A,” at approximately 10,800 feet vertical depth. Matador drilled a 4,700-ft horizontal lateral in the Norton Schaub #1H and completed this well with 20 frac stages, including approximately 200,000 Bbl of fluid and 9.8 million pounds of sand. This well is the Company’s second successful test of the Wolfcamp “A” formation in its Wolf prospect. The Norton Schaub #1H was drilled near and to the northwest of Matador’s original well on the Wolf prospect, the Dorothy White #1H, which has produced 175,000 BOE, including 115,000 Bbl of oil (66% oil), in about seven months on production. Based on the success of these two wells, Matador intends to keep one of its two Permian Basin drilling rigs operating full-time in the Loving County area.

In the Ranger prospect area in Lea County, New Mexico, the Pickard State 20-18-34 #1H well flowed 592 BOE per day, including 535 Bbl of oil per day and 340 Mcf of natural gas per day (90% oil), at 750 psi surface pressure on a 22/64th inch choke during its 24-hour initial potential test in late July 2014. This well was completed in the Second Bone Spring sand at approximately 9,900 feet vertical depth. Matador drilled a 4,100-ft horizontal lateral in the Pickard State 20-18-34 #1H and completed this well with 17 frac stages, including approximately 167,000 Bbl of fluid and 7.3 million pounds of sand. This well is the Company’s second positive test of the Second Bone Spring sand in the Ranger prospect area, and early indications are that this well may be comparable to or better than Matador’s initial Second Bone Spring well, the Ranger 33 State Com #1H, which has produced 123,000 BOE, including 113,000 Bbl of oil (91% oil), in about nine months on production. The Pickard State 20-18-34 #1H well flowed oil at higher rates and at higher flowing pressures much earlier on comparable chokes, as compared to the Ranger 33 State Com #1H. At July 30, 2014, Matador’s total acreage position in the Ranger prospect area was approximately 14,600 gross (10,200 net) acres.

Acreage Acquisitions

Matador began 2014 with approximately 70,800 gross (44,800 net) acres in the Permian Basin in Southeast New Mexico and West Texas. Between January 1 and July 30, 2014, Matador acquired an additional 23,200 gross (17,200 net) acres in this area, primarily in Loving County, Texas and in Lea and Eddy Counties, New Mexico. Including these acreage acquisitions at July 30, 2014, Matador’s total Permian Basin acreage position is approximately 94,000 gross (62,000 net) acres. Of particular note, the Company holds 11,200 gross (7,200 net) acres in the Loving County area (including a few small tracts in Reeves and Ward Counties) at July 30, 2014. Matador has effectively doubled its leasehold position in the Loving County area since January 1, 2014, including the addition of 1,800 gross (1,700 net) acres located adjacent to its Wolf prospect area, and has increased its overall position in the Delaware portion of the Permian Basin by approximately 33%.

Ongoing Permian Operations

At July 30, 2014, Matador had two drilling rigs operating in the Permian Basin – one drilling the Johnson 44-02S-B53 WF #204H well, a Wolfcamp “A” test in the Wolf prospect area in Loving County, Texas, and one drilling the Jim Rolfe 22-18S-34E RN #231H, the Company’s first Third Bone Spring sand test in the Ranger prospect area in Lea County, New Mexico. Matador has just begun flowing back its Pickard State 20-18-34 #2H well, a Wolfcamp “D” test in the Ranger prospect area. In addition, the Arno #1H well, a Wolfcamp “A” test in the Wolf prospect area, has been drilled and completion operations on that well should begin in mid-August. Matador plans to provide updates on both the Pickard State 20-18-34 #2H and Arno #1H wells later in the third quarter as well as an update on its other operations and well results in the area.

Chairman’s Remarks

Joseph Wm. Foran, Matador’s Chairman and CEO, commented, “Our Permian Basin program continues to deliver strong results, and we are very pleased today to report the initial results of the Norton Schaub #1H and the Pickard State 20-18-34 #1H wells. Our leasehold position in the Permian Basin continues to grow as this becomes an exciting new operating area for Matador. We will continue to operate two rigs in the Permian Basin throughout the remainder of 2014 – one in Loving County, Texas and the other primarily in Lea and Eddy Counties, New Mexico – as we further delineate and validate our acreage position. Given these most recent well results, Matador has decided to further accelerate our Permian drilling program by adding at least one additional rig at the beginning of 2015.”

Second Quarter Earnings Release and Conference Call Information

Matador plans to release second quarter 2014 operational and financial results after the close of trading on Wednesday, August 6, 2014. Management will also host a live conference call on

Thursday, August 7, 2014 at 9:00 a.m. Central Time to review second quarter 2014 financial results and operational highlights.

To access the conference call, domestic participants should dial (866) 543-6403 and international participants should dial (617) 213-8896. The participant passcode is 49110829. The conference call will also be available through the Company’s website at www.matadorresources.com on the Presentations & Webcasts page under the Investors tab. Domestic participants accessing the telephonic replay should dial (888) 286-8010 and international participants should dial (617) 801-6888. The participant passcode is 79228151. The replay for the event will also be available on the Company’s website at www.matadorresources.com through Friday, August 29, 2014.

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other unconventional plays. Its current operations are focused primarily on the oil and liquids-rich portion of the Eagle Ford shale play in South Texas and the Wolfcamp and Bone Spring plays in the Permian Basin in Southeast New Mexico and West Texas. Matador also operates in the Haynesville shale and Cotton Valley plays in Northwest Louisiana and East Texas.

For more information, visit Matador Resources Company at www.matadorresources.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to financial and operational performance: general economic conditions; the Company’s ability to execute its business plan, including whether its drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; its ability to make acquisitions on economically acceptable terms; availability of sufficient capital to execute its business plan, including from future cash flows, increases in its borrowing base and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador's SEC filings, including the “Risk Factors” section of Matador's most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz
Investor Relations
(972) 371-5225
mschmitz@matadorresources.com

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